UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 23, 2003

                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)

                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

            0-29788                                          N/A
   (Commission File Number)                           (I.R.S. Employer
                                                    Identification Number)

                          (441) 295-4451 (Registrant's
                     Telephone Number, Including Area Code)

             P.O. Box HM 2939
  Crown House, Third Floor, 4 Par-la-Ville Road                     N/A
            Hamilton HM08, Bermuda                              (Zip Code)
   (Address of Principal Executive Offices)



          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events and Required FD Disclosure.

         Scottish Annuity & Life Holdings, Ltd. (the "Company") is filing herewith an opinion of Maples and Calder, counsel as to Cayman Islands law to the Company, in connection with the public offering of 8,000,000 of its ordinary shares, and an additional 1,200,000 ordinary shares pursuant to the underwriters' over-allotment option, pursuant to a prospectus supplement of the Company that was previously filed with the Securities and Exchange Commission. The opinion is attached hereto as Exhibit 5.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                              By:       /s/ Paul Golden
                                    ----------------------------------------
                                     Paul Goldean
                                     Senior Vice President and General Counsel



Dated:  August 4, 2003

                                INDEX TO EXHIBITS

Number            Description
------            -----------

 5.1              Opinion of Maples and Calder
23.1              Consent of Maples and Calder (included in Exhibit 5.1)